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                                                                    Exhibit 23.1

                                      COPY


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form SB-2 of our report dated May 19, 1998, on our audits of the financial statement of Venturi Technologies, Inc.


                                                             CHILD & COMPANY, PC
Salt Lake City, Utah
July 21, 1998